

Citizens South Banking Corporation

Annual Meeting of Shareholders

Citizens South Bank

May 11, 2009

CITIZENS SOUTH

Your Bank For Life

Forward Looking Statements

Statements contained in this presentation, which are not historical facts, are forward looking statements. The Company's senior management or directors may from time to time make public forward looking statements concerning matters herein. Such forward looking statements are estimates reflecting the best judgment of senior management or the directors based on current information. A number of factors that could affect the accuracy of such forward looking statements are identified in the public filings made by the Company with the Securities and Exchange Commission on Forms 10-Q and 10-K. The Company undertakes no obligation to publicly revise any forward looking statements to reflect events and circumstances that may arise after the date hereof. There can be no assurance the such factors will not affect the accuracy of such forward looking statements.

CITIZENS SOUTH
Your Bank For Life

Overview of Presentation

- Corporate Profile
- Stock / Financial Data
- 2008 National / Regional Events
- CSBC Business Strategy
- Historical Financial Performance
- Why own CSBC stock?

Citizens South
Your Bank For Life

Corporate Profile

- Founded in 1904
- Converted from a Mutual in 1998
- Two acquisitions since 2001
- Fifteen full-service offices and one LPO in the Charlotte Region
- Assets exceeding $800 million

CITIZENS SOUTH
Your Bank For Life

Stock Information

Stock Price (12-31-08)	$ 5.99
Price to BV ($11.21)	53.4 %
Price to TBV ($7.15)	83.8 %
2008 EPS Actual	$ 0.42
2009 EPS Consensus	$ 0.17
2010 EPS Consensus	$ 0.58
Dividend Yield ($0.16)	3.2 %

NASDAQ Global Market – CSBC

CITIZENS SOUTH
Your Bank For Life

Selected Financial Information

	12-31-08
Total Assets	$ 817,213
Gross Loans	$ 626,688
Total Deposits	$ 581,488
Total Capital	$ 104,720

CITIZENS SOUTH
Your Bank For Life

Selected Financial Information

	12-31-08
Net Interest Margin	2.91 %
Return on Tang. Assets	0.44 %
Return on Tang. Equity	6.24 %
Efficiency Ratio	72.12 %
TCE / Tang. Assets	6.82 %
Total RB-Capital	13.07 %

Citizens South
Your Bank For Life

Senior Management

	Experience	Prior Employer
• Kim S. Price *President & CEO*	27	First National Bank / FHLB
• Michael R. Maguire *Chief Credit Officer*	28	First Union Nat'l Bank
• Daniel M. Boyd, IV *Chief Operating Officer*	24	Wachovia / First Gaston
• Gary F. Hoskins *Chief Financial Officer*	22	FHLB / OTS
• Paul L. Teem, Jr. *Chief Administrative Officer*	25	Citizens South Bank
• Patrica T. Kahle *Retail Banking*	20	Wachovia / CCB
• Ira "Don" Flowe, Jr. *Commercial Banking*	15	SouthTrust / First Charter
• Kimberly Goins Cooke *Chief Information Officer*	19	First Gaston Bank
. J. Stephen Huffstetler *Mortgage Banking*	28	First Community / FUNB

CITIZENS SOUTH
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The Citizens South Market Area


IREDELL COUNTY
ROWAN COUNTY
GASTON COUNTY
MECKLENBURG COUNTY
Charlotte
YORK COUNTY
UNION COUNTY
North Carolina
South Carolina

CITIZENS SOUTH
Your Bank For Life™

Deposit Market Share

Counties Where Citizens South has a Branch Office
Gaston, Rowan, Iredell, & Union Counties
As of June 30, 2008

Rank	Financial Institution	Branches	Deposits	Market %
1	Wachovia Bank (Wells Fargo)	34	$2,000,792	21.04%
2	Branch Banking and Trust Co.	29	$1,497,913	15.75%
3	Bank of America	23	$926,374	9.74%
4	**Citizens South Bank**	**15**	**$587,437**	**6.18%**
5	SunTrust Bank	16	$536,151	5.64%
6	Farmers and Merchants Bank	9	$376,291	3.96%
7	Fifth Third Bank (First Charter)	8	$362,501	3.81%
8	Community One Bank	11	$360,569	3.79%
9	American Community (Yadkin)	6	$240,365	2.53%
10	Yadkin Valley B&T Co.	6	$239,120	2.51%
	All other institutions	86	$2,383,354	25.06%
Total Deposits - All CSB Counties		**243**	**$9,510,867**	**100.00%**

Source: FDIC

CITIZENS SOUTH
Your Bank For Life

Deposit Market Share

Charlotte Metropolitan Area
As of June 30, 2008

Rank	Financial Institution	Branches	Deposits	Market %
1	Wachovia Bank (Wells Fargo)	80	$75,515,762	69.28%
2	Bank of America	57	$20,848,398	19.13%
3	Branch Banking and Trust	55	$3,438,361	3.15%
4	Fifth Third Bank (First Charter)	34	$1,846,996	1.69%
5	SunTrust Bank	35	$1,188,163	1.09%
6	First Citizens B&T Co.	31	$875,475	0.80%
7	RBC Bank USA	18	$776,149	0.71%
8	New Dominion Bank	4	$389,800	0.36%
9	**Citizens South Bank**	**11**	**$373,534**	**0.34%**
10	American Comm Bank (Yadkin)	10	$362,960	0.33%
11	First Trust Bank	2	$296,063	0.27%
12	Park Sterling Bank	1	$242,796	0.22%
13	South Carolina B&T	6	$230,503	0.21%
14	Community One Bank	5	$179,029	0.16%
15	Bank of Granite	4	$173,483	0.16%
	All other institutions	79	$2,256,992	2.07%
Total Deposits - Charlotte MSA		**432**	**$108,994,464**	**100.00%**

Source: FDIC

CITIZENS SOUTH
Your Bank For Life

2008 Key Points

- **Profitable**
  - $3.8 Million Net Income
- **Well Capitalized** (before TARP)
  - 13.1 % Total Risk-based Capital
  - 12.0 % Tier 1 Risk-based Capital
  - 10.4 % Tangible Capital
- **Strong Credit Quality Ratios**
  - 0.90 % NPAs to Loans + OREO
  - 0.63 % NPAs to Total Assets
- **Stock Price**
  - High $11.03
  - Low $ 5.75
  - Close $ 5.99

2008 Significant National Events

- Real Estate Market Bubble Burst
- U.S. Financial System Crisis
  - Bear Stearns
  - Lehman Bros.
  - Washington Mutual
  - Wachovia
- U.S. Treasury and Fed Measures
  - TARP
  - Capital Purchase Program
  - Increased FDIC Insurance Limits

2008 Significant National Events

- **Significantly Weakened World Economy**
- **Multiple Changes to TARP**
  - Extended to Cover Nonbanks Such as AIG
  - Auto Industry Participation in TARP
- **Financial Company Shares Drop to Historic Lows**

2008 Significant Regional Events

- Charlotte Region Real Estate and Housing Market Remained Strong Until October 2008
- Wachovia / Citigroup / Wells Fargo
- Bank of America / Merrill Lynch
- Merrill Lynch Losses
- Charlotte Economy and Real Estate Market Weakens Significantly

Citizens South Financial Crisis Actions

- Froze All Executive Salaries
- Eliminated Executive Cash Bonuses
- Suspended the Bank's 401-K Match
- Reduced Retainer of Holding Company Directors by 25%
- Reduced Dividend to Preserve Capital
- Reduced and Restructured the Capacity of the Commercial Lending Team
- Deferred Current Expansion Plans
- Reduced Budgeted Operating Expenses by $1.0 Million for 2009

Positive Publicity to TARP Utilization

- **Creation of CPP Mortgage Program**
  - Low Interest Rate
  - No Closing Costs
  - CSB Builders / Developers
- **National Recognition**
  - *The Washington Post*
  - NBC Nightly News with Brian Williams
- **Local Recognition**
  - *The Gaston Gazette*
  - *The Charlotte Observer*


Business

7A

Citizens South receives national praise for stimulus program

Gaston's banking $ecret is out

BUSINESS

BUSINESS

Citizens South Outlook for 2009

- **Rough Waters Throughout 2009**
  - High Unemployment
  - Continued Real Estate Weakness
- **Capital is KING!**
- **Asset Quality is Very Important**
- **Smart Growth - Leaner is Better**
- **Citizens South is Well Positioned**
  - Whole Bank Purchases
  - FDIC Assisted Transactions
  - Branch Acquisitions
- **Capital Markets Will Reopen** (Repay TARP)

Citizens South Long Term Outlook

- Create the Dominant Community Banking Franchise in the Charlotte Region
- Focus on Gathering Core Deposits
- Asset Quality – Job One
- Personal Attention to our Customers
- Pricing and Growth Discipline

Total Assets



12.6% CAGR
$508,961
$701,094
$743,370
$779,140
$817,213
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
(in thousands)
12/31/2004
12/31/2005
12/31/2006
12/31/2007
12/31/2008

CITIZENS SOUTH
Your Bank For Life

Gross Loans



18.9 % CAGR
$317,156
$473,336
$515,402
$559,956
$626,688
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
(in thousands)
12/31/2004
12/31/2005
12/31/2006
12/31/2007
12/31/2008

CITIZENS SOUTH
Your Bank For Life

Loan Portfolio Mix


Consumer
18.2%
1-4 Residential
13.5%
Multifamily
3.7%
Construction
11.4%
Residential A&D
8.5%
Land and lots
6.5%
Other Commercial RE
32.7%
C&I
5.5%

December 31, 2008

Nonperforming Assets
(as a percentage of total assets)



0.34%
0.53%
0.42%
0.30%
0.69%
1.00%
0.75%
0.50%
0.25%
0.00%
12/31/2004
12/31/2005
12/31/2006
12/31/2007
12/31/2008

CITIZENS SOUTH
Your Bank For Life

Total Deposits



11.6 % CAGR
$374,744
$517,544
$562,802
$590,765
$581,488
$650,000
$600,000
$550,000
$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
(in thousands)
12/31/2004
12/31/2005
12/31/2006
12/31/2007
12/31/2008

CITIZENS SOUTH
Your Bank For Life

Deposit Mix


DDA
21.1%
Time Deposits
59.3%
MMDA
17.8%
Savings
1.8%

December 31, 2008

Total Core Deposits



10.3 % CAGR
$159,782
$213,564
$224,200
$243,706
$236,710
$275,000
$250,000
$225,000
$200,000
$175,000
$150,000
$125,000
$100,000
$75,000
(in thousands)
12/31/2004
12/31/2005
12/31/2006
12/31/2007
12/31/2008

CITIZENS SOUTH
Your Bank For Life

Net Interest Margin



2.98%
3.26%
3.33%
3.14%
2.91%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
12/31/2004
12/31/2005
12/31/2006
12/31/2007
12/31/2008

CITIZENS SOUTH
Your Bank For Life

Why Own CSBC Stock?

- Capital Strength
- Solid Asset Quality
- Strong Core Deposit Franchise
- Market Share Strength
- Experienced Management Team
- Opportunistic Position
- Attractive Valuation

Citizens South
Your Bank For Life

Thank You

We appreciate your interest in Citizens South Banking Corporation.

Citizens South
Your Bank For Life